                              State of Delaware
                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "DMS ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE NINTH DAY OF JANUARY, A.D. 1984, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State
             [SEAL]
2025367 8100                                  AUTHENTICATION: 8333369
971050506                                               DATE: 02-14-97

                                                            FILED
						  JAN 9 1984 9 AM
					       SECRETARY OF STATE


                         CERTIFICATE OF INCORPORATION
                                      OF
                         DMS ACQUISITION CORPORATION

   I, THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify as follows:

   FIRST: The name of the Corporation is
          DMS ACQUISITION CORPORATION.

   SECOND: The registered office of the Corporation in the State of Delaware is to be located at 306 South State Street, in the City of Dover, County of Kent, State of Delaware. The name of its registered agent at that address is United States Corporation Company.

   THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

   FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is One Thousand (1,000) shares of Common Stock without par value.

   FIFTH: The name and the mailing address of the sole incorporator is:

         NAME                     MAILING ADDRESS
--------------------  -------------------------------------
Bruce G. Pottash      Proskauer Rose Goetz & Mendelsohn
                      300 Park Avenue
                      New York, New York 10022

   SIXTH: Elections of directors need not be by ballot unless the by-laws of the Corporation shall so provide.

   SEVENTH: In furtherance and not in limitation of the powers conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal by-laws made by the Board of Directors.

   EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

   NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this certificate in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders, directors and officers are granted subject to this reservation.

   TENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as the same may be amended and supplemented,
                                     -3 -
indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of January, 1984.

                                          /s/ Bruce G. Pottash
                                          -----------------------
                                              Bruce G. Pottash

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------


   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "DMS ACQUISITION CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF JUNE, A.D. 1984, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          ----------------------------------
                                          Edward J. Freel, Secretary of State

                             [SEAL]

2025367 8100                                  AUTHENTICATION: 8333370
971050506                                               DATE: 02-14-97

                                                                 FILED
	     					           JUN 26 1984
						    SECRETARY OF STATE


                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                         DMS ACQUISITION CORPORATION

                  ADOPTED IN ACCORDANCE WITH THE PROVISIONS
                  OF SECTION 242 OF THE GENERAL CORPORATION
                         LAW OF THE STATE OF DELAWARE

   Albert C. Lasher, being the Chairman of DMS Acquisition Corporation, a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

   FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

   By deleting Paragraph Fourth thereof and inserting in lieu thereof a new Paragraph Fourth, reading in its entirety as follows:

               FOURTH: The total number of shares
               of stock which the Corporation shall
               have authority to issue is Five Thousand
               (5,000) shares of Common Stock without
               par value.

   SECOND: That such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

   IN WITNESS WHEREOF, we have signed this certificate as of this 7th day of March, 1984.
                                 DISPOSABLES MARKETING SERVICES CORPORATION

                                 By /s/ Albert Lasher
                                    -----------------------
                                     Chairman
                                     Albert Lasher

Attest:

/s/ Robert Nortillo
----------------------
Secretary
Robert Nortillo

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "DMS ACQUISITION CORPORATION", CHANGING ITS NAME FROM "DMS ACQUISITION CORPORATION" TO "THE FONDA GROUP, INC.", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF SEPTEMBER, A.D. 1984, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

                             [SEAL]
2025367 8100                                  AUTHENTICATION: 8333371
971050506                                               DATE: 02-14-97

	          					 	      FILED
							   SEP 15 1984 9 AM
							 SECRETARY OF STATE

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                         DMS ACQUISITION CORPORATION

                  ADOPTED IN ACCORDANCE WITH THE PROVISIONS
                  OF SECTION 242 OF THE GENERAL CORPORATION
                         LAW OF THE STATE OF DELAWARE

   Albert C. Lasher, being the Chairman of DMS Acquisition Corporation, a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

   FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

   By deleting Paragraph First thereof and inserting in lieu thereof of new paragraph First, reading in its entirety as follows:

   FIRST: The name of the Corporation is:
          THE FONDA GROUP, INC.

   SECOND: That such amendment has been duly adopted in accordance with the provisions of Section 242(b)(1) of the General Corporation Law of the State of Delaware.

   IN WITNESS WHEREOF, this certificate has been executed as of the 17th day of September, 1984.

                                          DISPOSABLES MARKETING SERVICES
                                          CORPORATION

                                          By: /s/  Albert Lasher
                                          ------------------------
                                            Chairman
                                            Albert Lasher

Attest:

/s/  Stephanie Lasher
----------------------
Assistant Secretary
Stephanie Lasher

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "THE FONDA GROUP, INC.", FILED IN THIS OFFICE ON THE ELEVENTH DAY OF OCTOBER, A.D. 1984, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

                             [SEAL]
2025367 8100                                   AUTHENTICATION: 8333372
971050506                                                DATE: 02-14-97

                          CERTIFICATE OF CORRECTION
                                      OF
                            THE FONDA GROUP, INC.

             (UNDER SECTION 103(F) OF THE GENERAL CORPORATION LAW
                          OF THE STATE OF DELAWARE)

   ALBERT C. LASHER, being the Chairman of The Fonda Group, Inc., does hereby certify as follows:

   1. Certificate of Amendment to the Corporation's Certificate of Incorporation filed with the Secretary of State of Delaware on June 26, 1984 containing defective signature lines.

   2. The signature line of the Amendment which reads:

     "DISPOSABLES MARKETING SERVICES CORPORATION" is hereby deleted.

   IN WITNESS WHEREOF, this certificate has been executed this 9th day of October, 1984.

                                           /s/  Albert C. Lasher
                                           ---------------------
                                            ALBERT C. LASHER
                                            Chairman

ATTEST:


 /s/  Stephanie Lasher
-----------------------
Assistant Secretary
Stephanie Lasher

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "THE FONDA GROUP, INC.", FILED IN THIS OFFICE ON THE ELEVENTH DAY OF OCTOBER, A.D. 1984, AT 9:01 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

                             [SEAL]

2025367 8100                                  AUTHENTICATION: 8333373
971050506                                               DATE: 02-14-97

								     FILED
							  OCT 11 1984 9 AM
							SECRETARY OF STATE


                          CERTIFICATE OF CORRECTION
                                      OF
                            THE FONDA GROUP, INC.

             (UNDER SECTION 103(F) OF THE GENERAL CORPORATION LAW
                          OF THE STATE OF DELAWARE)

   ALBERT C. LASHER, being the Chairman of The Fonda Group, Inc., does hereby certify as follows:

   1. Certificate of Amendment to the Corporation's Certificate of Incorporation was filed with the Secretary of State of Delaware on September 18, 1984 containing defective signature lines.

   2. The signature line of the Amendment which reads:

     "DISPOSABLES MARKETING SERVICES CORPORATION" is hereby deleted.

   IN WITNESS WHEREOF, this certificate has been executed this 9th day of October, 1984.

                                           /s/  Albert Lasher
                                           -------------------
                                            ALBERT LASHER
                                            Chairman

ATTEST:


 /s/  Stephanie Lasher
-----------------------
Assistant Secretary
Stephanie Lasher

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE FONDA GROUP, INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 1984, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State
             [SEAL]
2025367 8100                                  AUTHENTICATION: 8333374
971050506                                               DATE: 02-14-97

							 	     FILED
							  DEC 20 1984 9 AM
							SECRETARY OF STATE

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            THE FONDA GROUP, INC.
                  ADOPTED IN ACCORDANCE WITH THE PROVISIONS
                  OF SECTION 242 OF THE GENERAL CORPORATION
                         LAW OF THE STATE OF DELAWARE

   Albert C. Lasher, being the Chairman of The Fonda Group, Inc. a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

   FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

   By deleting Paragraph Fourth thereof and inserting in lieu thereof a new paragraph Fourth, reading in its entirety as follows:

        FOURTH: (a) The total number of shares of stock which the Corporation shall have authority to issue is Five Thousand Five Hundred Fifty-Six (5,556), without par value, of which 5,000 shares shall be designated as Common Stock and 556 shares shall be designated as Class B Common Stock. All shares of Common Stock and Class B Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges except with respect to voting rights, as expressly provided in this Article FOURTH.

                       (b) Each share of Common Stock shall be entitled to
                     one vote on
                     all matters submitted to the vote of the stockholders of the Corporation. Except as may be required by law, Class B Common Stock shall have no voting rights.

                         (c) Each share of Class B Common Stock shall, in the
                       event such Class B Common Stock shall have been duly transferred on the books of the Corporation to a transferee holder other than the original holder thereof (hereinafter referred to as the "Transferee"), be convertible by the Transferee into Common Stock, on a share for share basis, at any time. The Class B Common Stock shall be converted into Common Stock by the Transferee's giving written notice to the Corporation by certified mail, postage prepaid, return receipt requested, addressed to the Corporation at its principal office, or by personal delivery at said office, setting forth the number of shares of Class B Common Stock held by said Transferee and the number of shares of Class B Common Stock to be converted. Upon such notice being given, the shares of Class B Common Stock to be converted shall be converted without further action and the certificates that formerly represented the shares of Class B Common Stock converted shall thereafter represent the shares of Common Stock into which the shares of Class B Common Stock were converted. The Corporation shall exchange such certificate for a new certificate for the same number of shares of Common Stock upon the written request of the Transferee. Anything herein to the contrary notwithstanding, the Corporation, until the transfer thereof on the books of the Corporation, may treat the registered holders of Common Stock and Class B Common Stock as the owners thereof for all purposes.

   SECOND: That such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
                                     -2 -

   IN WITNESS WHEREOF, we have signed this certificate as of this 17th day of December, 1994.

                                          /s/ Albert C. Lasher
                                          -----------------------------------
                                          Albert C. Lasher,
                                          Chairman, The Fonda Group, Inc.

[SEAL]

/s/ Robert Nortillo
---------------------
Robert Nortillo,
Secretary

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

   "KMI CONTINENTAL CONSUMER PRODUCTS, INC.", A DELAWARE CORPORATION,

   WITH AND INTO "THE FONDA GROUP, INC." UNDER THE NAME OF "THE FONDA GROUP, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE NINETEENTH DAY OF SEPTEMBER, A.D. 1985, AT 3:35 O'CLOCK P.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State
             [SEAL]
2025367 8100M                                 AUTHENTICATION: 8333375
971050506                                               DATE: 02-14-97

							           FILED
						     SEP 19 1985 3:35 PM
						      SECRETARY OF STATE

                       CERTIFICATE OF OWNERSHIP AND MERGER
                   		      OF
		    KMI CONTINENTAL CONSUMER PRODUCTS, INC.
                                     INTO
                            THE FONDA GROUP, INC.
       PURSUANT TO SECTION 253 OF THE DELAWARE GENERAL CORPORATION LAW

   We, the undersigned, ALBERT C. LASHER and ROBERT C. NORTILLO, being respectively the Chairman of the Board and the Secretary of The Fonda Group, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, DO HEREBY CERTIFY as follows:

   FIRST: That The Fonda Group, Inc. is the owner of all of the outstanding shares of capital stock of KMI Continental Consumer Products, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware.

   SECOND: That said The Fonda Group, Inc. does hereby merge said KMI Continental Consumer Products, Inc. into itself, effective as of the date hereof, and does hereby, effective as of said date, assume all of the obligations of said KMI Continental Consumer Products, Inc.

   THIRD: That the following is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of The Fonda Group, Inc. on August 29, 1985, providing for the merger of said KMI Continental Consumer Products, Inc. into The Fonda Group, Inc. and the assumption by The Fonda Group, Inc.

of all the obligations of said KMI Continental Consumer Products, Inc.:

   WHEREAS, this Corporation will be acquiring all of the issued and outstanding shares of capital stock of KMI Continental Consumer Products, Inc., a Delaware corporation ("KMI") pursuant to a Purchase Agreement between this Corporation and Federal Paper Board Company, Inc. and, in accordance with Section 253 of the Delaware General Corporation Law has determined to merge KMI into this Corporation as of the Effective Date, as hereinafter defined;

   NOW, THEREFORE, BE IT RESOLVED, that KMI be merged with and into this Corporation effective as of the date of acquisition by this Corporation of all the issued and outstanding shares of KMI from Federal Paper Board Company, Inc. (the "Effective Date"), and that this Corporation succeed to all of the assets and rights, and assume all of the liabilities and obligations, of said Corporation as of such date; and

   FURTHER RESOLVED, that the proper officers of this Corporation be, and hereby are, authorized and directed to prepare and execute, in the name of this Corporation and under its corporate seal, a Certificate of Ownership and Merger of KMI, pursuant to Section 253 of the Delaware General Corporation Law, setting forth a copy of these resolutions, and to cause the same to be filed with the Secretary of State of the State of Delaware, and a certified copy recorded in the Office of the Recorder of Deeds of New Castle County, Delaware.

   IN WITNESS WHEREOF, the undersigned have executed this certificate as of
this     day of September, 1985, and affirm, under the penalties of perjury, that said certificate is the act and deed of said The Fonda Group, Inc. and that the facts stated therein are true.

                                          /s/ Albert C. Lasher
                                          -----------------------------------
                                          Albert C. Lasher, Chairman of the
                                          Board of The Fonda Group, Inc.

[Corporate Seal]

                                          ATTEST:

                                          /s/ Robert C. Nortillo
                                          -----------------------------------
                                          Robert C. Nortillo
                                          Secretary of The Fonda Group, Inc.

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "THE FONDA GROUP, INC.," FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF JANUARY, A.D. 1986, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State
             [SEAL]
2025367 8100                                  AUTHENTICATION: 8333376
971050506                                               DATE: 02-14-97

								FILED
						     JAN 24 1986 9 AM
						   SECRETARY OF STATE

            CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                           AND OF REGISTERED AGENT

It is hereby certified that:

1.      The name of the corporation (hereinafter called the "corporation") is

           THE FONDA GROUP, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 229 South State Street, City of Dover 19901, County of Kent.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on December 4, 1985.

                                          /s/ Albert C. Lasher
                                          -----------------------------------
                                          Chairman

Attest:


/s/ Stephanie Lasher
---------------------
Assistant Secretary

                                 DEL.-C.A.-D

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE FONDA GROUP, INC.," FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF JANUARY, A.D. 1987, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State
             [SEAL]
2025367 8100                                  AUTHENTICATION: 8333377
971050506                                               DATE: 02-14-97

FILED
JAN 13 1987 9 AM
SECRETARY OF STATE

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            THE FONDA GROUP, INC.

                  Adopted in accordance with the provisions
              of Sections 228 and 242 of the General Corporation
                         Law of the State of Delaware

   Albert C. Lasher, being the Chairman of The Fonda Group, Inc., a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

   FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

   By adding a new Article ELEVENTH, reading in its entirety as follows:

     ELEVENTH: No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this Article ELEVENTH shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the corporation or its stockholders,
     (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the General Corporation Law of the State of Delaware, or
     (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article

     ELEVENTH shall apply to or have any effect on the liability or alleged liability of any director or the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

   SECOND: That such amendment has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

   IN WITNESS WHEREOF, we have signed this certificate as of this 5th day of December, 1986.

                                          /s/ Albert C. Lasher
                                          -----------------------------------
                                          Albert C. Lasher,
                                          Chairman,
                                          The Fonda Group, Inc.
[SEAL]


ATTEST:

/s/ Robert Nortillo
--------------------
Robert Nortillo,
Secretary

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE FONDA GROUP, INC", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF OCTOBER, A.D. 1988, AT 11 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

2025367 8100                                  AUTHENTICATION: 8333378
971050506                                               DATE: 02-14-97

								    FILED
							OCT 20 1988 11 AM
						       SECRETARY OF STATE

                           CERTIFICATE OF AMENDMENT
                                    OF THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                            THE FONDA GROUP, INC.

   Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

     Dennis Mehiel, being the Chairman of the Board of The Fonda Group, Inc., a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

     FIRST: That the Certificate of Incorporation of said corporation shall be amended as follows:

   By deleting Paragraph Fourth thereof and inserting in lieu thereof a new Paragraph Fourth, reading in its entirety as follows:

     "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Twenty Thousand (20,000), with a par value of $.01 per share, of which Nineteen Thousand (19,000) shares shall be designated as Common Stock, and One Thousand (1,000) shares shall be designated as Preferred Stock.

     The designation, relative rights, preferences and limitations of shares of each class shall be as follows:

       (a) Each share of Common Stock and Preferred Stock shall be entitled to one vote on all matters submitted to the vote of the stockholders of the Corporation.

       (b) Preferred Stock shall be subject to redemption as follows:

          (i) The outstanding Preferred Stock may be called for redemption, in whole or in part, at any time and from time to time, upon the order of the Board of Directors at a price per share equal to the Redemption Price (as hereinafter defined) then in effect. In case less than all of the outstanding Preferred Stock is to be redeemed, the shares to be redeemed shall be selected by lot or in such other equitable manner as the Board of Directors may determine.

          (ii) Notice of an election by the Corporation for the redemption of Preferred Stock (the "Notice") shall be made in writing and shall be mailed not less than 30 days prior to the date upon which the Preferred Stock is to be redeemed. Any such Notice to holders of Preferred Stock shall be mailed to such holders at their address as appears in the record of stockholders of the Corporation. If on or before the redemption date specified in such Notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of Preferred Stock to be redeemed, then, notwithstanding that any certificate of the Preferred Stock to be redeemed shall not have been surrendered for cancellation, all rights with respect to such Preferred Stock so called for redemption shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the Redemption Price therefor.

          (iii) The term Redemption Price shall mean (a) the sum of $1,750 per share if the Notice is given on or before the fifth anniversary of the date of issuance of the Preferred Stock ("Date of Issuance"); (b) the sum of $2,000 per share if the Notice is given after the fifth anniversary and on or before the sixth anniversary of the Date of Issuance; (c) the sum of $2,250 per share if the Notice is given after the sixth anniversary and on or before the seventh anniversary of the Date of Issuance; and (d) the sum of $2,500 per share if the Notice is given after the seventh anniversary of the Date of Issuance.

       (c) If any shares of Preferred Stock remain outstanding 30 days after the seventh anniversary of the Date of Issuance thereof, such shares of Preferred Stock shall automatically be converted into shares of Common Stock on the basis of one share of Common Stock for each outstanding share of Preferred Stock.

       (d) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of Common Stock, to be paid the Redemption Price per share then in effect at the time of such liquidation, dissolution or winding up. After the payment or setting apart for payment of the amount so payable to holders of Preferred Stock, the remaining assets of the Corporation shall be available for distribution to the holders of Common Stock according to their interests. If, upon such liquidation, dissolution or winding up, the assets of the Corporation distributable as aforesaid among the holders of the Preferred Stock shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed ratably among the holders of Preferred Stock.

       (e) Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors of the Corporation out of funds legally available therefor. Preferred Stock shall not be entitled to receive any dividends."

     SECOND: That such amendment has been duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware and that notice has been given in accordance with such Section 228.

     IN WITNESS WHEREOF, we have signed this certificate as of this 19th day of October, 1988.

                                          /s/ Dennis Mehiel
                                          --------------------------------
                                          Dennis Mehiel, Chairman of the
                                          Board

Attest:


/s/ Thomas Uleau
---------------------------------
Thomas Uleau, Assistant Secretary

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

   "CHESAPEAKE CONSUMER PRODUCTS COMPANY", A VIRGINIA CORPORATION,

   WITH AND INTO "THE FONDA GROUP, INC." UNDER THE NAME OF "THE FONDA GROUP, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1995, AT 9:30 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

                             [SEAL]

2025367 8100M                                 AUTHENTICATION: 8333380
971050506                                               DATE: 02-14-97

							STATE OF DELAWARE
						       SECRETARY OF STATE
						DIVISIONS OF CORPORATIONS
						FILED 09:30 AM 12/29/1995
						      950313114 - 2025367

                     CERTIFICATE OF OWNERSHIP AND MERGER
                                   MERGING
                     CHESAPEAKE CONSUMER PRODUCTS COMPANY
                                     INTO
                            THE FONDA GROUP, INC.
                                    *****

   The Fonda Group, Inc., a corporation organized and existing under the laws of the State of Delaware,

   DOES HEREBY CERTIFY:

   FIRST: That this corporation was incorporated on the ninth day of January, 1984, pursuant to the General Corporation Law of the State of Delaware.

   SECOND: That this corporation owns all of the outstanding shares of the stock of Chesapeake Consumer Products Company, a corporation incorporated on the fifth day of May, 1989, pursuant to the Stock Corporation Act of the Commonwealth of Virginia.

   THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting held on the 19th day of December, 1995, determined to and did merge into itself said Chesapeake Consumer Products Company.

   RESOLVED, that The Fonda Group, Inc. merge, and it hereby does merge into itself said Chesapeake Consumer Products Company and assumes all its obligations; and

   FURTHER RESOLVED, that the proper officer of this corporation be and he is hereby directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Chesapeake Consumer Products Company and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

   IN WITNESS WHEREOF, The Fonda Group, Inc. has caused this Certificate to be signed by Thomas Uleau, its Executive Vice President, this 29th day of December, 1995.

                                          The Fonda Group, Inc.
                                          By  /s/ Thomas Uleau
                                          -------------------------
                                          Thomas Uleau
                                          Executive Vice President

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

   "JAMES RIVER -LONG BEACH, INC.", A VIRGINIA CORPORATION,

   WITH AND INTO "THE FONDA GROUP, INC." UNDER THE NAME OF "THE FONDA GROUP, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SEVENTH DAY OF MAY, A.D. 1996, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

                             [SEAL]

2025367 8100M                                 AUTHENTICATION: 8333381
971050506                                               DATE: 02-14-97

                            				 STATE OF DELAWARE
                           				SECRETARY OF STATE
                         			   DIVISION OF CORPORATION
			                         FILED 09:00 AM 05/07/1996
				                        960131526--2025367

                     CERTIFICATE OF OWNERSHIP AND MERGER
                                      OF
                        JAMES RIVER -LONG BEACH, INC.
                           (A Virginia Corporation)
                                     INTO
                            THE FONDA GROUP, INC.
                           (A Delaware Corporation)

                       --------------------------------
                        PURSUANT TO SECTION 253 OF THE
                       Delaware General Corporation Law
                       --------------------------------

                     CERTIFICATE OF OWNERSHIP AND MERGER
                                      OF
                        JAMES RIVER -LONG BEACH, INC.
                           (A Virginia Corporation)
                                     INTO
                            THE FONDA GROUP, INC.
                           (A Delaware Corporation)

                       --------------------------------
                        PURSUANT TO SECTION 253 OF THE
                       Delaware General Corporation Law
                       --------------------------------

   The Fonda Group, Inc., a corporation formed under the laws of the State of Delaware ("Fonda"), desiring to merge with and into itself James River -Long Beach, Inc., a corporation formed under the laws of the State of Virginia ("JRLB"), pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

   FIRST: That Fonda was incorporated on the 9th day of January, 1984 pursuant to the General Corporation Law of the State of Delaware, and that JRLB was incorporated on the 21st day of March, 1996, pursuant to the Virginia Stock Corporation Act.

   SECOND: That Fonda owns 100% of the outstanding shares of common stock of JRLB, the only class of stock which JRLB is authorized to issue.
                                     -1-

   THIRD: That the Board of Directors of Fonda being, the sole shareholder of JRLB, determined to merge JRLB with and into itself and did duly adopt the preambles and resolutions attached hereto as Exhibit A and made a part hereof (the "Resolution of Merger") at a meeting of the Board of Directors held on the 24th day of April, 1996.

   FOURTH: That the proposed merger has been duly approved by Fonda, the holder of all of the outstanding stock of JRLB entitled to vote thereon in this merger.

   FIFTH: This Certificate of Ownership and Merger shall be effective on the date of filing with the Department of State of the State of Delaware.

   IN WITNESS WHEREOF, Fonda, a Delaware corporation, has caused this Certificate of Ownership and Merger to be executed by its officers thereunto duly authorized this 7th day of May, 1996.

                                          THE FONDA GROUP, INC.
                                          a Delaware corporation
ATTEST:

/s/ Harvey L. Friedman                    /s/ Thomas Uleau
------------------------                  -------------------------
By:    Harvey L. Friedman                 By:    Thomas Uleau
Title: Secretary                          Title: Executive Vice
                                                 President

                                                                     EXHIBIT A

                          UNANIMOUS WRITTEN CONSENT
                         OF THE BOARD OF DIRECTORS OF
                            THE FONDA GROUP, INC.
                            A DELAWARE CORPORATION

   We the undersigned, being all of the Directors of The Fonda Group, Inc., a Delaware corporation ("Fonda"), do hereby unanimously consent pursuant to
Section 141(f) of the Delaware General Corporation Law to the adoption of the following preambles and resolutions in lieu of a meeting of the Board of Directors of Fonda.

   WHEREAS, James River - Long Beach, Inc. ("JRLB") is a corporation duly organized and existing under the laws of the State of Virginia with one class of common stock, par value $.10 per share (the "JRLB Common Stock") outstanding. There are 200 shares of JRLB Common Stock issued and outstanding as of the date hereof.

   WHEREAS, Fonda is a corporation duly organized and existing under the laws of the State of Delaware.

   WHEREAS, Fonda is the holder of record of 100% of the issued and outstanding JRLB Common Stock.

   WHEREAS, this Board of Directors deems it advisable and in the best interests of JRLB and Fonda, and their respective stock-holders, that JRLB be merged with and into Fonda as provided herein (the "Merger").

   NOW, THEREFORE, BE IT:

   RESOLVED, that the Merger is hereby approved, and that JRLB merge with and into Fonda, on the following terms:

     1. THE MERGER. On the date on which a Certificate of Ownership and Merger, duly adopted and executed by Fonda, is filed with the Secretary of State of the State of Delaware (the "Effective Date"), JRLB shall be merged with and into Fonda and the separate corporate existence of JRLB shall thereupon cease. Following the Merger, Fonda shall continue as the surviving corporation (the "Surviving Corporation"), and the separate corporate existence of JRLB shall cease, with effects provided in Section 259 of the General Corporation Law of the State of Delaware.

     2. CERTIFICATE OF INCORPORATION. The Certificate of Incorporation and By-Laws of Fonda, in effect immediately prior to the Effective Date, shall continue to be the Certificate of Incorporation and By-Laws of the Surviving Corporation, unless and until amended or repealed as provided by law.

   RESOLVED, that the officers of Fonda hereby are, and each of them acting alone hereby is, authorized, empowered and directed to take all actions and to execute all documents which may be necessary or desirable in order to consummate the transactions contemplated by the foregoing resolution, with such changes therein as such officer or officers may deem necessary or desirable, their determination in that regard to be conclusively evidenced by their taking of any such actions or their execution of any such documents.

   RESOLVED, that the authority and power given under the foregoing resolutions shall be deemed retroactive and any and all acts authorized thereunder performed prior to the adoption of these resolutions are, in all respects, ratified, confirmed and approved.

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "THE FONDA GROUP, INC.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF MAY, A.D. 1995, AT 9 O'CLOCK A.M.

                      [SEAL]

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

2025367 8100                                  AUTHENTICATION: 8333379
971050506                                               DATE: 02-14-97

                                                             STATE OF DELAWARE
                                                            SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                     FILED 09:00 AM 05/17/1995
                                                            950108764 -2025367

                    RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                            THE FONDA GROUP, INC.

   THE FONDA GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

   1. The present name of the Corporation is THE FONDA GROUP, INC. The name under which the Corporation was originally incorporated is DMS ACQUISITION CORPORATION. The original Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") was filed with the State of Delaware on January 9, 1984.

   2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and amends the provisions of the Certificate of Incorporation, and such amendments have been duly adopted in accordance with the above-referenced Sections.

   3. The text of the Certificate of Incorporation is hereby restated and amended to read in its entirety as set forth in Exhibit A attached hereto.

   IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been duly executed this 8 day of May, 1995.

                                          THE FONDA GROUP, INC.


                                          By: /s/ Thomas Uleau
                                          ------------------------
                                          Thomas Uleau
                                          Executive Vice President

                                                                     EXHIBIT A

                    RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                            THE FONDA GROUP, INC.

   FIRST: The name of the Corporation is THE FONDA GROUP, INC.

   SECOND: The registered office of the Corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, DE 19904, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

   THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

   FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is thirty-six million one thousand (36,001,000) shares, consisting of

     (a) one thousand (1,000) shares of Preferred Stock, par value $0.01 per share (hereinafter referred to as "Preferred Stock");

     (b) five million (5,000,000) shares of Class B Preferred Stock, par value $.01 per share (hereinafter referred to as "Class B Preferred Stock"); and

     (c) thirty-one million (31,000,000) shares of Common Stock, par value $.01 per share (hereinafter referred to as "Common Stock").

   The designations, relative rights, preferences and limitations of shares of each class and the authority of the Board of Directors to fix the designations, relative rights, preferences and limitations of shares of each class not fixed hereby shall be as follows:

A. PREFERRED STOCK

   1. Each share of Preferred Stock shall be entitled to one vote on all matters submitted to the vote of the stockholders of the Corporation, and each share of Common Stock and each share of Preferred Stock shall be voted together on all such matters as a single class.

   2. Preferred Stock shall be subject to redemption as follows:

     (a) The outstanding Preferred Stock may be called for redemption, in whole or in part, at any time and from time to time, upon the order of the Board of Directors at a price per share equal to the Redemption Price (as hereinafter defined) then in effect. In case less than all of the outstanding Preferred Stock is to be redeemed, the shares to be redeemed shall be selected by lot or in such other equitable manner as the Board of Directors may determine.

     (b) Notice of an election by the Corporation for the redemption of Preferred Stock (the "Notice") shall be made in writing and shall be mailed not less than 30 days prior to the date upon which the Preferred Stock is to be redeemed. Any such Notice to holders of the Preferred Stock shall be mailed to such holders at their address as appears in the record of stockholders of the Corporation. If on or before the redemption date specified in such Notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of Preferred Stock to be redeemed, then, notwithstanding that any certificate of the Preferred Stock to be redeemed shall not have been surrendered for cancellation, all rights with respect to such Preferred Stock so called for redemption shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the Redemption Price therefor.

     (c) The term Redemption Price shall mean (i) the sum of $1,750 per share if the Notice is given on or before the fifth anniversary of the date of issuance of the Preferred Stock ("Date of Issuance"); (ii) the sum of $2,000 per share if the Notice is given after the fifth anniversary and on or before the sixth anniversary of the Date of Issuance; (iii) the sum of $2,250 per share if the Notice is given after the sixth anniversary and on or before the seventh anniversary of the Date of Issuance; and (iv) the sum of $2,500 per share if the Notice is given after the seventh anniversary of the Date of Issuance.

   3. If any shares of Preferred Stock remain outstanding 30 days after the seventh anniversary of the Date of Issuance thereof, such shares of Preferred Stock shall automatically be converted into shares of Class A Common Stock on the basis of one share of Class A Common Stock for each outstanding share of Preferred Stock.

   4. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or
                                     -2-
involuntary, holders of Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of Class B Preferred Stock or the holders of Common Stock, to be paid the Redemption Price per share then in effect at the time of such liquidation, dissolution or winding up. After the payment or setting apart for payment of the amount so payable to holders of Preferred Stock, the remaining assets of the Corporation shall be available for distribution to the holders of Class B Preferred Stock and the holders of Common Stock according to their interests. If, upon such liquidation, dissolution or winding up, the assets of the Corporation distributable as aforesaid among the holders of Preferred Stock shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed ratably among the holders of Preferred Stock.

   5. Preferred Stock shall not be entitled to receive any dividends.

B. CLASS B PREFERRED STOCK

   Shares of Class B Preferred Stock may be issued from time to time in one or more series, as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Class B Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting rights, if any, and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 2 of Paragraph D of this Article FOURTH, the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Class B Preferred Stock, the voting rights, if any, and the designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

   (a) The distinctive designation of, and the number of shares of Class B Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

     (b) The rate and times at which, and the terms and conditions on which, dividends, if any, on Class B Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

     (c) The right, if any, of the holders of Class B Preferred Stock of such series to convert the same into, or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

     (d) Whether or not Class B Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Class B Preferred Stock of such series may be redeemed;

     (e) Subject to the provisions of subparagraph 4 of Paragraph A of this Article FOURTH, the rights, if any, of the holders of Class B Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of the Corporation;

     (f) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Class B Preferred Stock of such series; and

     (g) The voting powers, if any, of the holders of such series of Class B Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with other series of Class B Preferred Stock or all series of Class B Preferred Stock as a class, to vote on such matters or under such circumstances and on such conditions as the Board of Directors may determine.

C. COMMON STOCK

   The Common Stock shall be divided into Twenty Million (20,000,000) shares of Class A Common Stock, One Million (1,000,000) shares of Class B Common Stock and Ten Million (10,000,000) shares of Class C Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Class A Common Stock, Class B Common Stock and Class C Common Stock are as follows:
                                     -4 -

   1. Except to the extent expressly set forth in subparagraph 4 or subparagraph 5 of this Paragraph C, none of the Class A Common Stock, the Class B Common Stock or the Class C Common Stock has any preference over, or with respect to, any other such class of Common Stock, and each share of Class A Common Stock, Class B Common Stock and Class C Common Stock is vested with all of the same rights and powers in all respects, including, without limitation, dividend and liquidation rights.

   2. After the requirements with respect to preferential dividends on the Class B Preferred Stock (fixed in accordance with the provisions of Paragraph B of this Article FOURTH), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph B of this Article FOURTH), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph B of this Article FOURTH, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors out of funds legally available therefor. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will be entitled to share in such dividends ratably according to the number of shares of Class A Common Stock, Class B Common Stock and Class C Common Stock held by them. If dividends are declared which are payable in shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, such dividends will be declared payable at the same rate on each class of Common Stock, and the dividends payable in shares of Class A Common Stock will be payable to the holders of Class A Common Stock, the dividends payable in shares of Class B Common Stock will be payable to the holders of Class B Common Stock and the dividends payable in shares of Class C Common Stock will be payable to the holders of Class C Common Stock.

   3. After distribution in full of the preferential amount (fixed in accordance with the provisions of Paragraphs A and B of this Article FOURTH), if any, to be distributed to the holders of Preferred Stock and to the holders of Class B Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock shall be entitled to share, ratably according to the number of shares of Class A Common Stock, Class B Common Stock and/or Class C Common Stock, respectively, held by them, in all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders.
                                     -5 -

   4. Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph B of this Article FOURTH, each holder of Class A Common Stock shall have one vote in respect of each share of Class A Common Stock held by it on all matters voted upon by the stockholders, including the election of directors, and shall vote together with the holders of Preferred Stock as a single class. The holders of Class B Common Stock and the holders of Class C Common Stock shall not be entitled to any vote whatsoever, except to the extent otherwise provided by applicable law.

     5. (a) Any share of Class B Common Stock may, at any time, be converted into a fully paid and non-assessable share of Class A Common Stock (x) at the option of any holder other than a "Non-Converting Holder" (as defined below) or (y) at the option of any Non-Converting Holder concurrently with a sale or other transfer of such shares of Class B Common Stock to any person, firm or corporation other than a Non-Converting Holder, subject to the conditions hereinafter set forth. For the purpose of this subparagraph 5, the term "Non-Converting Holder" shall mean The Equitable Life Assurance Society of the United States and any of its affiliates, or any other person, firm or corporation that elects to be treated as a "Non-Converting Holder" by written notice delivered to the Corporation on or before the date of acquisition of shares of Class B Common Stock by such person, firm or corporation, which notice refers to this sentence and states that such person, firm or corporation is irrevocably electing to be treated as a "Non-Converting Holder." Such written notice shall be filed with the minutes of the proceedings of the Board of Directors of the Corporation.

     (b) Upon receipt by the Corporation from a record holder of shares of Class B Common Stock of a written request to convert its shares of Class B Common Stock, the shares of Class B Common Stock requested to be converted shall be converted into shares of Class A Common Stock, on the basis of one share of Class A Common Stock for each share of Class B Common Stock. The conversion of shares hereunder shall be effective, subject to the terms of this subparagraph 5, as of the close of business on the date of the receipt by the Corporation of such request to convert, and the holder entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record holder of such shares on such date. All shares of Class B Common Stock converted into shares of Class A Common Stock as provided in this subparagraph 5 may be reissued by the Corporation.
                                       -6 -

     (c) Any conversion of shares of Class B Common Stock shall be exercised by the surrender by the holder of the certificate or certificates representing the shares being converted accompanied by a written notice of conversion signed by such holder or its duly authorized agent, at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of Class B Common Stock) at any time during its usual business hours, stating therein the name or names in which such holder wishes the certificate or certificates for Class A Common Stock to be received upon conversion to be issued and the address to which such certificate or certificates shall be delivered. In case such notice shall specify a name or names other than that of the holder, such notice shall be accompanied by payment of any and all transfer taxes payable upon the issuance of the Class A Common Stock upon conversion and all instruments of transfer appropriately completed to permit such issuance. Subject to the foregoing, the issuance of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge to the holder of such converted shares for any costs incurred by the Corporation in connection with such conversion and related issuance of shares. As soon as practicable after such surrender of such certificate or certificdates, the Corporation shall issue and deliver at such address as is specified by such holder a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid.

     (d) The Corporation shall at all times reserve and keep available, out of its authorized and unissued shares, solely for the purpose of issue upon the conversion of shares of Class B Common Stock as herein provided, such number of shares of Class A Common Stock as shall then be issuable upon the conversion of all outstanding shares of Class B Common Stock. All shares of Class A Common Stock issuable upon any conversion described herein shall, when issued, be duly and validly issued and fully paid and nonassessable. The Corporation will take such action as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable requirements of any national stock exchange upon which the shares of Common Stock of the Corporation may be listed.

     (e) If the Corporation in any manner subdivides or combines the outstanding shares of any class of Common Stock, the outstanding shares of the other classes will be proportionately subdivided or combined.
                                       -7 -

D. OTHER PROVISIONS

   1. No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether one or more of such holders or others, and upon such terms as may be deemed advisable by the Board of Directors.

   2. The relative powers, preferences and rights of each series of Class B Preferred Stock in relation to the powers, preferences and rights of each other series of Class B Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph B of this Article FOURTH and the consent, by class or series vote or otherwise, of the holders of Preferred Stock or the holders of such of the series of Class B Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Class B Preferred Stock, whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding class or series, or any of them; provided, however, that the Board of Directors may expressly provide in the resolution or resolutions as to any series of Class B Preferred Stock adopted pursuant to Paragraph B of this Article FOURTH that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Class B Preferred Stock.

   3. Subject to the provisions of subparagraph 2 of this Paragraph D, shares of any class or series of Preferred Stock, in an aggregate amount not exceeding the total number of shares of Preferred Stock or Class B Preferred Stock, as applicable, authorized in this Restated Certificate of Incorporation, may be issued from time to time as the Board of Directors of the Corpo-ration shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

   4. Shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, in an aggregate amount not exceeding the respective total number of shares of Class A Common Stock, Class B Common Stock and Class C Common Stock authorized in this Restated Certificate of Incorporation, may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

   5. The authorized amount of shares of Preferred Stock, Class B Preferred Stock and Common Stock may, without a class or series vote, be increased or decreased (but not below the number of such shares then outstanding) from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

   FIFTH: Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

   SIXTH: In furtherance and not in limitation of the powers conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal by-laws made by the Board of Directors.

   SEVENTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that, subject to the immediately following sentence, this Article SEVENTH shall not eliminate or limit the liability of a director to the extent provided by applicable law
(i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended after the filing of the Restated Certificate of Incorporation of which this Article SEVENTH is a part to authorize corporate action eliminating or further limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Subject to the immediately preceding sentence, no amendment to or repeal of this Article

SEVENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

   EIGHTH: The Corporation shall, to the fullest extent permitted from time to time under the law of the State of Delaware, indemnify, and upon request shall advance expenses to, any and all persons whom it shall have power to indemnify under such law to the extent that such indemnification and advancement of expenses is permitted under such law, as such law may from time to time be in effect; provided, however, that the foregoing shall not require the Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be deemed exclusive of other rights to which those indemnified may be entitled under any by-law, agreement, vote of directors or stockholders or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. To the extent permitted by applicable law, any person seeking indemnification under this Article EIGHTH shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this Article EIGHTH shall not adversely affect any right or protection of a person with respect to any acts or omissions of such person occurring prior to such repeal or modification.

   NINTH: The books of the Corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the Board of Directors or in the by-laws of the Corporation.

   TENTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Restated Certificate of Incorporation, as such may from time to time be in effect, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein are granted subject to this reservation.

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------

   I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE FONDA GROUP, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF OCTOBER, A.D. 1996, AT 9 O'CLOCK A.M.

                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION: 8333382
                                                    DATE: 02-14-97
2025367 8100
971050506

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                                  DIVISION OF
                                                                 CORPORATIONS
                                                               FILED 09:00 AM
                                                                   10/16/1996
                                                           960299954 -2925367

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                    RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                            THE FONDA GROUP, INC.

   It is hereby certified that:

   1. The name of the corporation (hereinafter called the "Corporation") is The Fonda Group, Inc.

   2. The Restated Certificate of Incorporation of the Corporation is hereby amended by:

   (i) striking out the first paragraph in Article FOURTH thereof and by substituting in lieu of said paragraph the following new first paragraph:

     "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is seven hundred twenty one thousand (721,000) shares, consisting of

        (a) one thousand (1,000) shares of Preferred Stock, par value $.01 per share (hereinafter referred to as "Preferred Stock");

        (b) one hundred thousand (100,000) shares of Class B Preferred Stock, par value $.01 per share (hereinafter referred to as "Class B Preferred Stock"); and

        (c) six hundred and twenty thousand (620,000) shares of Common Stock, par value $.01 per share (hereinafter referred to as "Common Stock")."; and

   (ii) striking out the first sentence in Article FOURTH, Paragraph C thereof and by substituting in lieu of said sentence the following new first sentence:

   "The Common Stock shall be divided into Four Hundred Thousand (400,000) shares of Class A Common Stock, Twenty Thousand (20,000) shares of Class B Common Stock and Two Hundred Thousand (200,000) shares of Class C Common Stock."

   3. The amendments to the Restated Certificate of Incorporation herein certified have been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

   Signed and attested to on August 30, 1996.

                                          /s/ Dennis Mehiel
                                          ---------------------
                                          Dennis Mehiel,
                                          Chairman & CEO
                                     -2-